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Liberty All-Star® Equity Fund

1st Quarter Report | March 31, 2026

Liberty All-Star® Equity Fund

Period Ended March 31, 2026 (Unaudited)

Fund Statistics

Net Asset Value (NAV)	$6.16
Market Price	$5.55
Discount	-9.9%

1st Quarter 2026
Distribution*	$0.18
Market Price Trading Range	$5.40 to $6.43
Discount Range	-8.0% to -10.0%

Performance

Shares Valued at NAV with Dividends Reinvested	-7.25%
Shares Valued at Market Price with Dividends Reinvested	-8.99%
Dow Jones Industrial Average	-3.19%
Lipper Large-Cap Core Mutual Fund Average	-4.87%
NASDAQ Composite Index	-6.96%
S&P 500® Index	-4.33%
S&P 500® Equal Weight Index	0.67%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2026 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distribution consists of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV for 2026.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The return shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Indexes are total returns, including dividends. A description of the Lipper benchmark and the market indexes can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2026

Equity markets that largely reflected a steady economy and a welcome broadening beyond the narrow confines of artificial intelligence (AI) through the first two months of 2026 took an overnight turn when the U.S. and Israel launched an air assault against Iran. Through the final month of the quarter markets were almost entirely shaped by war in the Middle East and its ramifications for a global economy heavily reliant on access to predictably priced energy supplies. The result was a down quarter for key equity indexes: The S&P 500® Index declined 4.33 percent; the Dow Jones Industrial Average (DJIA) fell 3.19 percent; and the NASDAQ Composite Index was off 6.96 percent.

Most of the losses occurred in March after hostilities commenced on the last day of February; until that time, stocks had been relatively unchanged, save for the NASDAQ Composite, which was off 3.33 percent in February and 2.39 percent through the first two months. The S&P 500 recorded five straight weeks of losses to close the quarter. The DJIA and the NASDAQ Composite both entered correction territory in March (defined as a decline of 10 percent from an index’s previous high). The S&P 500 teetered on the brink, declining as much as 9.10 percent.

The disruption to global energy supply chains caused energy prices to soar, including crude oil, gasoline, and natural gas. For example, the U.S. benchmark, West Texas Intermediate crude, rose by 51 percent in March to more than $101/barrel, while the international benchmark, Brent crude, rose from about $72/barrel in February to about $118 at the end of March.

While hostilities in the Middle East dominated the headlines for the quarter, there were other major market forces also impacting the equity markets. Tariff anxiety, AI and its far-reaching impacts and a jittery private credit market also helped drive results.

Recapping highlights from the quarter, a major factor shaping markets in 2025 saw some clarity emerge when, on February 20, the Supreme Court ruled that President Trump’s sweeping tariffs on U.S. trading partners violated federal law. The landmark 6-3 decision held that the President exceeded his authority in imposing the tariffs. The administration then announced a 10 percent tariff on all imports using an alternative legal authority.

Employment data in the first quarter was uneven as the U.S. added 160,000 jobs in January and 178,000 in March but lost 133,000 jobs in February. Consumer confidence hit multi-year lows as respondents to the Consumer Board survey cited rising costs as a primary source of concern; reflecting that concern, retail sales in January showed the largest monthly decline since January 2024. Fourth quarter 2025 GDP (reported during the first quarter) expanded at an annual rate of just 0.5 percent, a much slower rate than 4.4 percent reported for 3Q25. The February Consumer Price Index (CPI) reading showed a 2.4 percent year-over-year increase, unchanged from January. The Federal Reserve left interest rates unchanged during the quarter, maintaining the fed funds rate in a range of 3.50 to 3.75 percent and the expectations for future cuts moderated.

Large-cap value stocks outperformed their growth counterparts as the Russell 1000® Value Index returned 2.10 percent for the quarter versus -9.78 percent for the growth index. The value index was led by the energy sector with a 38.1 percent return. Before the onset of war with Iran, the DJIA closed above the landmark 50,000 level for the first time on February 6.

First Quarter Report (Unaudited) | March 31, 2026	1

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Liberty All-Star® Equity Fund

The war with Iran and rapidly emerging concerns impacting certain segments of the information technology and financials sectors proved to be headwinds for the Fund in the first quarter. For the period the Fund returned -7.25 percent with shares valued at net asset value (NAV) with dividends reinvested and -8.99 percent with shares valued at market price with dividends reinvested. The Fund’s primary benchmark, the Lipper Large-Cap Core Mutual Fund Average, returned -4.87 percent.

The war with Iran and its global impact on oil and natural gas prices sparked a swift reallocation to physical assets, with companies in the energy, industrials, materials, and utilities sectors being the chief beneficiaries. In general, the Fund’s managers have been underweight these cyclical industries and did not benefit from sharply higher energy prices during the quarter.

Domestically, two factors served as a drag on Fund returns. First, AI disruption fears continued to impact various industries, with some companies in the software and IT services industries seen as particularly vulnerable. Examples include Accenture, Adobe, Cognizant Technology, Intuit, ServiceNow, and Shopify, all of which were in the Fund’s portfolio. While the semiconductor industry has benefitted from the AI buildout, companies that focus on handsets and PCs, like Skyworks Solutions and Qualcomm, have been under pressure.

A second development was growing concern over the $2–$3 trillion private credit market owing to rising loan default rates, a lack of transparency and higher borrowing costs (and, in some cases, perceived exposure risk to AI-disrupted information technology companies, as mentioned in the previous paragraph). Financial stocks that logged double-digit percent losses included those representing a broad cross section of the sector, including consumer finance, financial services, capital markets, and traditional banking segments. The Fund’s largest overweight to the worst performing financials sector hurt quarterly returns (although the Fund does not have any direct exposure to the private credit industry).

Due to the Fund’s multi-manager approach it has been underweight the companies that comprise the “Magnificent Seven1”. While this has detracted from relative performance in the past, in the first quarter it helped as concerns about overly rich stock valuations and the industry’s enormous commitment of capital to data center construction and related infrastructure build-out served as a drag for large- and mega-cap information technology stocks.

The Fund’s market price return lagged behind the NAV return for the quarter, as the discount at which Fund shares traded relative to their underlying value remained wider than historic norms—a range of -8.0 percent to -10.0 percent compared to -7.6 percent to -10.4 percent in the fourth quarter of 2025.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.18 per share in the first quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $31.85 per share for a total of more than $4.1 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President’s Letter

(Unaudited)

Geopolitical shocks such as the war with Iran usually cause significant upheaval in the equity markets, but once resolved the effects are not necessarily long lasting. And, indeed, it is times like these that underscore the value of portfolio diversification. The current confrontation has moved from armed conflict to a ceasefire and a more protracted diplomatic effort to find grounds for an end to hostilities. The impact on the global economic environment remains very much in question, however, and may prove to be more intractable. As conditions continue to be highly fluid, the Fund is steering a steady course, with sights set on core principles and a longer-term outlook. To that point, we are heartened by the better balance between growth and value style stocks that the equity market has exhibited recently. Under normal circumstances this would position the Fund well and we anticipate it will prove rewarding going forward.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2026 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

First Quarter Report (Unaudited) | March 31, 2026	3

Table of Distributions,
Liberty All-Star® Equity Fund	Rights Offerings and Tax Credits

(Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
2022	0.69
2023	0.61
2024	0.71
2025	0.67
2026 1st Quarter	0.18
Total	$31.85

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

4	www.all-starfunds.com

Stock Changes in the Quarter
Liberty All-Star® Equity Fund	and Distribution Policy

(Unaudited)

The following are the largest ($6 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2026.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/26
Purchases
Accenture Ltd.	47,685	104,379
Broadcom Inc.	34,223	121,892
CDW Corp.	83,248	165,165
Chevron Corp.	44,641	44,641
Mastercard, Inc.	17,250	41,009
Motorola Solutions, Inc.	22,800	22,800
PNC Financial Services Group, Inc.	54,085	96,285
Sunbelt Rentals Holdings, Inc.	167,500	167,500
Sales
Alphabet, Inc.	(32,790)	233,480
Coterra Energy, Inc.	(291,400)	0
CSX Corp.	(318,861)	0
Gartner, Inc.	(35,184)	0
SLB, Ltd.	(209,488)	0
Sony Group Corp.	(456,091)	439,500
UnitedHealth Group, Inc.	(38,936)	30,504

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2026 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2026	5

Liberty All-Star® Equity Fund	Top 20 Holdings & Economic Sectors

March 31, 2026 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
NVIDIA Corp.	4.77%
Microsoft Corp.	3.63
Alphabet, Inc.	3.57
Amazon.com, Inc.	2.33
Broadcom Inc.	2.01
Capital One Financial Corp.	1.82
Meta Platforms, Inc.	1.56
Visa, Inc.	1.54
Charles Schwab Corp.	1.50
Fresenius Medical Care AG	1.35
Booking Holdings, Inc.	1.22
Wells Fargo & Co.	1.20
Ferguson Enterprises, Inc.	1.11
Accenture Ltd.	1.10
Mastercard, Inc.	1.09
Ecolab, Inc.	1.07
PNC Financial Services Group, Inc.	1.07
CDW Corp.	1.06
Aramark	1.06
CVS Health Corp.	1.05
35.11%

Economic Sectors*	Percent of Net Assets
Information Technology	23.89%
Financials	19.60
Health Care	12.95
Industrials	10.56
Consumer Discretionary	9.89
Communication Services	6.55
Materials	5.68
Consumer Staples	4.90
Energy	2.16
Utilities	1.37
Real Estate	0.68
Other Net Assets	1.77
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Investment Managers/
Liberty All-Star® Equity Fund	Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE

VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2026 (Unaudited)

	Investment Style Spectrum
	Value				Growth

	PZENA	FIDUCIARY	ARISTOTLE	SUSTAINABLE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	34	26	44	27	29	137*	503
Percent of Holdings in Top 10	41%	53%	32%	53%	64%	24%	37%
Weighted Average Market Capitalization (billions)	$75	$185	$321	$1,221	$1,636	$677	$1,230
Average Five-Year Earnings Per Share Growth	3%	12%	11%	19%	24%	13%	17%
Dividend Yield	2.8%	1.8%	2.0%	0.7%	0.4%	1.6%	1.2%
Price/Earnings Ratio**	18x	20x	21x	30x	35x	23x	26x
Price/Book Value Ratio	1.4x	3.2x	2.6x	6.3x	7.5x	2.9x	4.8x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

First Quarter Report (Unaudited) | March 31, 2026	7

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.23%)
COMMUNICATION SERVICES (6.55%)
Diversified Telecommunication Services (0.51%)
Verizon Communications, Inc.	190,600	$9,568,120

Entertainment (0.92%)
Netflix, Inc.(a)	112,178	10,785,915
Spotify Technology SA(a)	13,387	6,491,490
		17,277,405
Interactive Media & Services (5.12%)
Alphabet, Inc., Class A	28,926	8,317,961
Alphabet, Inc., Class C	204,554	58,678,360
Meta Platforms, Inc., Class A	51,083	29,226,117
		96,222,438
CONSUMER DISCRETIONARY (9.89%)
Automobile Components (1.50%)
Lear Corp.	118,878	14,393,748
Magna International, Inc., Class A	245,534	13,703,253
		28,097,001
Broadline Retail (2.33%)
Amazon.com, Inc.(a)	210,508	43,842,501

Entertainment (0.48%)
Sony Group Corp.(b)(c)	439,500	9,097,650

Hotels, Restaurants & Leisure (3.68%)
Aramark	491,611	19,929,910
Booking Holdings, Inc.	5,436	22,887,300
Chipotle Mexican Grill, Inc.(a)	269,934	8,640,587
Yum! Brands, Inc.	113,375	17,627,545
		69,085,342
Household Durables (0.53%)
Lennar Corp., Class A	83,500	7,251,140
Newell Brands, Inc.	783,352	2,686,897
		9,938,037
Specialty Retail (0.82%)
Lowe’s Cos., Inc.	30,600	7,230,168
O’Reilly Automotive, Inc.(a)	89,216	8,235,529
		15,465,697
Textiles, Apparel & Luxury Goods (0.55%)
NIKE, Inc., Class B	121,134	6,398,298

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
PVH Corp.(c)	56,548	$3,944,788
		10,343,086
CONSUMER STAPLES (4.90%)
Beverages (0.47%)
Coca-Cola Co.	115,400	8,776,170

Consumer Staples Distribution & Retail (1.84%)
Costco Wholesale Corp.	12,754	12,708,468
Dollar Tree, Inc.(a)	93,185	10,204,690
SYSCO Corp.	163,734	11,679,146
		34,592,304
Food Products (1.03%)
McCormick & Co., Inc.	129,028	6,508,172
Tyson Foods, Inc., Class A	199,466	12,779,787
		19,287,959
Household Products (0.33%)
Procter & Gamble Co.	43,400	6,268,696

Multiline Retail (0.63%)
Dollar General Corp.	98,940	11,747,146

Personal Care Products (0.60%)
Unilever PLC(b)	199,593	11,370,813

ENERGY (2.16%)
Energy Equipment & Services (0.44%)
NOV, Inc.	441,864	8,311,462

Oil, Gas & Consumable Fuels (1.72%)
Chevron Corp.	44,641	9,236,223
Shell PLC(b)(c)	138,399	12,871,107
TotalEnergies SE(c)	111,900	10,180,662
		32,287,992
FINANCIALS (19.60%)
Banks (5.21%)
Bank of America Corp.	262,797	12,811,354
Citigroup, Inc.	148,267	16,814,960
Cullen/Frost Bankers, Inc.	48,700	6,675,796
Mitsubishi UFJ Financial Group, Inc.(b)(c)	558,000	9,469,260
PNC Financial Services Group, Inc.	96,285	20,035,946

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2026	9

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Banks (continued)
U.S. Bancorp	184,500	$9,595,845
Wells Fargo & Co.	282,788	22,512,753
		97,915,914
Capital Markets (3.74%)
Ameriprise Financial, Inc.	21,900	9,732,360
Blackstone Group LP	52,400	6,025,476
Charles Schwab Corp.	300,451	28,236,385
S&P Global, Inc.	42,899	18,246,661
UBS Group AG(c)	205,179	8,016,343
		70,257,225
Consumer Finance (2.50%)
American Express Co.	42,073	12,726,241
Capital One Financial Corp.	187,246	34,159,288
		46,885,529
Financial Services (5.24%)
Berkshire Hathaway, Inc., Class B(a)	26,877	12,879,459
Corebridge Financial, Inc.	510,249	12,174,541
Equitable Holdings, Inc.	116,546	4,325,022
Global Payments, Inc.	181,644	12,224,641
Mastercard, Inc., Class A	41,009	20,490,557
Visa, Inc., Class A	95,579	28,887,797
Voya Financial, Inc.	110,585	7,555,167
		98,537,184
Insurance (2.91%)
American International Group, Inc.	103,300	7,773,325
Aon PLC, Class A	32,998	10,651,094
Arch Capital Group, Ltd.(a)	128,106	12,296,895
MetLife, Inc.	193,512	13,685,169
Progressive Corp.	51,301	10,169,910
		54,576,393
HEALTH CARE (12.95%)
Biotechnology (0.55%)
Amgen, Inc.	29,100	10,238,835

Health Care Equipment & Supplies (5.17%)
Alcon AG(c)	85,000	6,404,750
Baxter International, Inc.	1,082,862	18,192,082
Becton Dickinson & Co.	108,169	17,007,412
Boston Scientific Corp.(a)	114,719	7,198,617
Cooper Cos., Inc.(a)	97,881	6,998,492
IDEXX Laboratories, Inc.(a)	9,470	5,321,098

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc.(a)	19,993	$9,216,573
Koninklijke Philips NV(c)	437,878	11,997,857
Medtronic PLC	171,431	14,854,496
		97,191,377
Health Care Providers & Services (4.59%)
CVS Health Corp.	273,834	19,666,758
Fresenius Medical Care AG(b)	1,125,292	25,386,588
Humana, Inc.	92,693	16,072,039
McKesson Corp.	5,051	4,370,933
Quest Diagnostics, Inc.	64,003	12,543,308
UnitedHealth Group, Inc.	30,504	8,254,077
		86,293,703
Life Sciences Tools & Services (0.88%)
Danaher Corp.	86,834	16,463,727

Pharmaceuticals (1.76%)
Bristol-Myers Squibb Co.	246,566	14,954,228
Merck & Co., Inc.	65,200	7,842,908
Pfizer, Inc.	367,153	10,309,656
		33,106,792
INDUSTRIALS (10.56%)
Aerospace & Defense (0.99%)
General Dynamics Corp.	27,100	9,301,262
General Electric Co.	32,425	9,201,242
		18,502,504
Building Products (2.63%)
Allegion PLC	90,938	13,212,382
Carlisle Cos., Inc.(c)	19,123	6,379,815
Carrier Global Corp.	307,834	17,334,133
Masco Corp.	205,979	12,434,952
		49,361,282
Commercial Services & Supplies (1.25%)
Waste Connections, Inc.	38,595	6,269,372
Waste Management, Inc.	75,249	17,291,468
		23,560,840
Electrical Equipment (0.48%)
Eaton Corp. PLC	25,147	8,994,327

Ground Transportation (1.11%)
Canadian Pacific Kansas City, Ltd.	172,746	13,588,200

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2026	11

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Ground Transportation (continued)
Uber Technologies, Inc.(a)	101,900	$7,329,667
		20,917,867
Machinery (1.36%)
Oshkosh Corp.	46,800	6,889,428
Parker-Hannifin Corp.	20,900	18,710,516
		25,599,944
Passenger Airlines (0.44%)
Delta Air Lines, Inc.	125,410	8,337,257

Trading Companies & Distributors (2.30%)
Ferguson Enterprises, Inc.	89,069	20,776,235
Sunbelt Rentals Holdings, Inc.(c)	167,500	10,902,575
WW Grainger, Inc.	10,536	11,492,774
		43,171,584
INFORMATION TECHNOLOGY (23.89%)
Communications Equipment (0.90%)
Arista Networks, Inc.(a)	57,325	7,038,364
Motorola Solutions, Inc.	22,800	9,894,516
		16,932,880
Electronic Equipment & Instruments (0.21%)
TE Connectivity Ltd.	19,072	3,986,429

Electronic Equipment, Instruments & Components (1.55%)
CDW Corp.	165,165	19,988,268
Teledyne Technologies, Inc.(a)	15,100	9,135,651
		29,123,919
IT Services (2.65%)
Accenture Ltd., Class A	104,379	20,697,312
Amdocs, Ltd.(c)	159,898	10,434,944
Cognizant Technology Solutions Corp., Class A	192,775	11,826,746
Shopify, Inc., Class A(a)	58,058	6,886,840
		49,845,842
Semiconductors & Semiconductor Equipment (9.44%)
ARM Holdings PLC(a)(b)(c)	60,149	9,099,341
ASML Holding N.V.	9,224	12,183,336
Broadcom Inc.	121,892	37,726,793
Microchip Technology, Inc.	112,500	7,268,625
NVIDIA Corp.	513,477	89,550,389
QUALCOMM, Inc.	60,100	7,739,678

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.	256,721	$13,747,409
		177,315,571
Software (8.26%)
Adobe, Inc.(a)	21,600	5,250,528
Cadence Design Systems, Inc.(a)	27,138	7,540,836
Crowdstrike Holdings, Inc., Class A(a)	20,437	7,978,809
Intuit, Inc.	20,691	8,946,375
Microsoft Corp.	184,452	68,278,597
Oracle Corp.	20,769	3,055,328
Palantir Technologies, Inc., Class A(a)	17,729	2,593,398
Palo Alto Networks, Inc.(a)	46,089	7,388,988
Salesforce, Inc.	57,503	10,734,085
ServiceNow, Inc.(a)	134,866	14,100,240
Synopsys, Inc.(a)	48,397	19,188,443
		155,055,627
Technology Hardware, Storage & Equipment (0.88%)
Apple, Inc.	64,870	16,463,357

MATERIALS (5.68%)
Chemicals (4.09%)
Air Products & Chemicals, Inc.	26,400	7,668,936
Corteva, Inc.	181,900	15,226,849
Dow, Inc.	314,549	13,100,966
Ecolab, Inc.	75,868	20,182,405
PPG Industries, Inc.	128,530	13,737,287
RPM International, Inc.	70,100	6,967,940
		76,884,383
Construction Materials (0.59%)
Martin Marietta Materials, Inc.	18,800	11,067,184

Containers & Packaging (1.00%)
Avery Dennison Corp.	108,708	18,771,697

REAL ESTATE (0.68%)
Health Care REITs (0.40%)
Welltower, Inc.	38,215	7,555,488

Residential REITs (0.28%)
Equity LifeStyle Properties, Inc.	84,400	5,268,248

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2026	13

Liberty All-Star® Equity Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
UTILITIES (1.37%)
Electric Utilities (0.47%)
Xcel Energy, Inc.	110,700	$8,794,008

Gas Utilities (0.47%)
Atmos Energy Corp.	48,000	8,866,560

Water Utilities (0.43%)
American Water Works Co., Inc.	59,900	8,151,791

TOTAL COMMON STOCKS
(COST OF $1,629,207,245)		1,845,575,087

SHORT TERM INVESTMENTS (3.31%)
MONEY MARKET FUND (1.79%)
State Street Institutional US Government Money Market Fund, Premier Class, 3.58%(d)
(COST OF $33,577,972)	33,577,972	33,577,972

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.52%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.68%
(COST OF $28,571,566)	28,571,566	28,571,566

TOTAL SHORT TERM INVESTMENTS
(COST OF $62,149,538)		62,149,538

TOTAL INVESTMENTS (101.54%)
(COST OF $1,691,356,783)		1,907,724,625

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.54%)		(28,981,040)

NET ASSETS (100.00%)		$1,878,743,585

NET ASSET VALUE PER SHARE
(305,028,611 SHARES OUTSTANDING)		$6.16

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $60,477,148.
(d)	Rate reflects seven-day effective yield on March 31, 2026.

See Notes to Schedule of Investments.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2026 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its schedule of investments. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). The Board has designated ALPS Advisors, Inc. (the “Advisor” or “AAI”) as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Advisor’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2026, the Fund held no securities that were fair valued.

First Quarter Report (Unaudited) | March 31, 2026	15

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2026 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2026:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 60,477,148	$ 28,571,566	$ 33,451,374	$ 62,022,940

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2026 (Unaudited)

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

First Quarter Report (Unaudited) | March 31, 2026	17

Liberty All-Star® Equity Fund	Notes to Schedule of Investments

March 31, 2026 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2026:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$1,845,575,087	$–	$–	$1,845,575,087
Short Term Investments	62,149,538	–	–	62,149,538
Total	$1,907,724,625	$–	$–	$1,907,724,625

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

18	www.all-starfunds.com

Description of Lipper Benchmark
Liberty All-Star® Equity Fund	and Market Indices

(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index (Largecap)

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

S&P 500® Equal Weight Index

The equal-weight version of the S&P 500®.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2026	19

ALL STAR® FUNDS

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

USA LISTED NYSE

Annual Certifications — As required, on September 2, 2025, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

USA
LISTED
NYSE

Liberty All-Star® Equity Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.